SCHEDULE OF LONG TERM BORROWINGS (Details) - Seamless Group Inc [Member] - USD ($)	Jun. 30, 2022		Dec. 31, 2021		Dec. 31, 2020	[2]
2022	$ 177,796		$ 344,975
2023	343,217		1,268,584
2024	366,739		368,995
2025	2,495,650		466,764
Total	$ 3,383,402	[1]	$ 2,449,318	[1],[2]	$ 2,773,118

[1]	As of June 30, 2022, the Company had a loan of US$2.05 million from Noble Tack International Limited, one of the shareholders of its subsidiary, Dynamic Indonesia Holdings Limited. The loan is unsecured, interest-free and repayable on demand.
[2]	As of December 31, 2021 and 2020, the Company obtained several unsecured long-term loans for two to five years. Interest rates ranged from 2.5% to 24.0% per annum. As of December 31, 2021 and 2020, the weighted average interest rate of these borrowings was 18.0% and 21.3% per annum, respectively. All of the borrowings are denominated in HK$.